EXHIBIT 99.5

                 UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS OF
                 CIROND NETWORKS, INC. AS AT SEPTEMBER 30, 2003
             AND FOR THE THREE MONTHS, NINE MONTHS AND PERIOD FROM
                      INCEPTION (MARCH 7, 2001) THEN ENDED

                  Consolidated Financial Statements of

                  CIROND NETWORKS, INC.


                  (A Development Stage Enterprise)

                  (Expressed in United States dollars)

                  Nine-months ended September 30, 2003

CIROND NETWORKS, INC.

(A Development Stage Enterprise)
Consolidated Balance Sheets

(Expressed in United States dollars)

September 30, 2003 and December 31 2002

===========================================================================================================
                                                                  September 30, 2003      December 31, 2002
                                                                      (unaudited)
-----------------------------------------------------------------------------------------------------------

ASSETS

Current assets:
   Cash                                                              $       1,882           $      60,135
   Amounts receivable                                                        8,446                   3,513
   Prepaid expenses and deposits                                            11,964                     412
   --------------------------------------------------------------------------------------------------------
                                                                            22,292                  64,060

Property, plant and equipment                                               50,213                  19,634

Website development                                                         13,476                  15,854

-----------------------------------------------------------------------------------------------------------
                                                                     $      85,981           $      99,548
===========================================================================================================

LIABILITIES AND STOCKHOLDER'S DEFICIENCY

Current liabilities:
   Accounts payable and accrued liabilities (note 3)                 $     154,590           $     114,521
   Consulting fees payable                                                  80,000                  45,000
   Deferred revenue                                                          3,228                     -
   Advances from related parties (note 3)                                  495,000                     -
   Due to stockholder (note 4)                                             171,576                 143,155
   --------------------------------------------------------------------------------------------------------
                                                                           904,394                 302,676

Stockholder's deficiency:
   Capital stock:
      20,000,000  non-voting preferred shares with $0.0001 par
                  value, issuable in series authorized, nil issued
      80,000,000  voting common shares, with $0.0001 par value
                  authorized, 14,740,250 issued
                  (December 31, 2002 - 14,740,250)                           1,474                   1,474

   Additional paid-in capital                                              298,898                 298,898
   Deficit accumulated during the development stage                     (1,118,785)               (503,500)
   --------------------------------------------------------------------------------------------------------
                                                                          (818,413)               (203,128)
Going concern (note 2(a))
Commitments (note 5)
Subsequent events (notes 3(b) and 6)

-----------------------------------------------------------------------------------------------------------
                                                                     $      85,981           $      99,548
===========================================================================================================

See accompanying notes to consolidated financial statements.

CIROND NETWORKS, INC.

(A Development Stage Enterprise)
Consolidated Statements of Loss

(Expressed in United States dollars)
(Unaudited)

===============================================================================================================
                                                       From inception         Nine months          Nine months
                                                      (March 7, 2001)               ended                ended
                                                     to September 30,       September 30,        September 30,
                                                                 2003                2003                 2002
---------------------------------------------------------------------------------------------------------------

Revenue:
   Sales                                              $         7,315       $       7,315         $        -

Expenses:
   Advertising and promotion                                   78,835              36,232                  -
   Amortization                                                15,235               8,358                2,803
   Consulting fees (note 3)                                   465,747             241,679              109,665
   Foreign currency gain                                       (2,731)             (6,237)              (1,965)
   Interest                                                       923                 812                  -
   Office and administrative                                   23,432              15,251               26,781
   Professional fees                                           81,149              28,234               25,952
   Rent                                                        31,825              26,116                4,111
   Salaries and benefits                                      348,205             212,476               97,164
   Travel                                                      83,747              59,684                7,068
---------------------------------------------------------------------------------------------------------------
                                                            1,126,367             622,605              271,579

---------------------------------------------------------------------------------------------------------------
Loss before interest income                                (1,119,052)           (615,290)            (271,579)

Interest income                                                   267                   5                  170

---------------------------------------------------------------------------------------------------------------
Loss                                                   $   (1,118,785)      $    (615,285)       $    (271,409)
===============================================================================================================

Weighted average number of common
   shares outstanding, basic and diluted                   14,589,879          14,740,250           14,660,684

Loss per share, basic and diluted                      $        (0.08)      $       (0.04)       $       (0.02)
===============================================================================================================

See accompanying notes to consolidated financial statements.

CIROND NETWORKS, INC.
(A Development Stage Enterprise)
Consolidated Statements of Loss

$ United States
Three months ended September 30, 2003 and 2002
(Unaudited)

================================================================================
                                                        2003                2002
--------------------------------------------------------------------------------

Revenue:
   Sales                                       $       5,664      $         -

Expenses:
   Advertising and promotion                           8,306                -
   Amortization                                        4,180              1,328
   Consulting fees                                    82,307             44,287
   Foreign currency loss (gain)                       (6,205)             4,442
   Interest                                              253                -
   Office and administrative                           5,343             12,548
   Professional fees                                  28,058             16,074
   Rent                                               16,444              1,576
   Salaries and benefits                              47,603             40,997
   Travel                                             14,418                408
--------------------------------------------------------------------------------
                                                     200,707            121,660

--------------------------------------------------------------------------------
Loss before interest income                         (195,043)          (121,660)

Interest income                                          -                  170

--------------------------------------------------------------------------------
Loss                                           $    (195,043)     $    (121,490)
================================================================================

Weighted average number of common
   shares outstanding, basic and diluted          14,740,250         14,740,250

Loss per share, basic and diluted              $       (0.01)     $       (0.01)
================================================================================



See accompanying notes to consolidated financial statements.

CIROND NETWORKS, INC.

(A Development Stage Enterprise)
Consolidated Statement of Stockholder's Deficiency and Comprehensive Loss

(Expressed in United States dollars)

From inception  (March 7, 2001) to September 30, 2003
(Unaudited)


==============================================================================================================
                                                                                 Deficit
                                                                             accumulated                 Total
                                                           Additional         during the         stockholder's
                                    Common Stock              paid-in        development                equity
                                Shares         Amount         capital              stage          (deficiency)
--------------------------------------------------------------------------------------------------------------

Shares issued for cash        14,341,667    $   1,434    $       -          $       -            $      1,434
  on March 7, 2001

Comprehensive loss:
  Loss                              -            -               -                (5,466)              (5,466)
--------------------------------------------------------------------------------------------------------------
Balance,
  December 31, 2001           14,341,667        1,434            -                (5,466)              (4,032)

Shares issued for cash from
   February 12 to March 25,
   2002 at $0.75 per share       398,583           40         298,898               -                 298,938

Comprehensive loss:
  Loss                              -            -               -              (498,034)            (498,034)
--------------------------------------------------------------------------------------------------------------
Balance,
  December 31, 2002           14,740,250        1,474         298,898           (503,500)            (203,128)

Comprehensive loss:
  Loss                              -            -               -              (615,285)            (615,285)

--------------------------------------------------------------------------------------------------------------
Balance,
  September 30, 2003          14,740,250     $  1,474    $   298,898        $ (1,118,785)        $   (818,413)
==============================================================================================================



See accompanying notes to consolidated financial statements.

CIROND NETWORKS, INC.

(A Development Stage Enterprise)
Consolidated Statements of Cash Flows

(Expressed in United States dollars)
(Unaudited)

==============================================================================================================
                                                       From inception         Nine months          Nine months
                                                       (March 7, 2001)             ended,                ended
                                                     to September 30,       September 30,        September 30,
                                                                 2003                2003                 2002
--------------------------------------------------------------------------------------------------------------

Cash provided by (used in):

Operations:
   Loss                                              $    (1,118,785)      $    (615,285)       $    (271,409)
   Item not involving cash:
      Amortization                                            15,235               8,358                2,803
   Changes in non-cash working capital:
      Amounts receivable                                      (8,446)             (4,933)                 -
      Prepaid expenses and deposits                          (11,964)            (11,552)                (412)
      Accounts payable and accrued liabilities               154,590              40,069                5,392
      Consulting fees payable                                 80,000              35,000                  -
      Deferred revenue                                         3,228               3,228                  -
   -----------------------------------------------------------------------------------------------------------
                                                            (886,142)           (545,115)            (263,626)
Financing:
   Common shares issued for cash                             300,372                 -                300,372
   Advances from related parties                             495,000             495,000                  -
   Advances from stockholder                                 171,576              28,421              108,024
   -----------------------------------------------------------------------------------------------------------
                                                             966,948             523,421              408,396

Investing:
   Expenditures on website development                       (19,025)                -                    -
   Expenditures on property, plant and equipment             (59,899)            (36,559)             (15,788)
   -----------------------------------------------------------------------------------------------------------
                                                             (78,924)            (36,559)             (15,788)

--------------------------------------------------------------------------------------------------------------
Increase (decrease) in cash                                    1,882             (58,253)             128,982

Cash, beginning of period                                        -                60,135                  -

--------------------------------------------------------------------------------------------------------------
Cash, end of period                                  $         1,882       $       1,882        $     128,982
==============================================================================================================


Supplementary information:
  Interest paid                                      $           -         $         -          $         -
  Income taxes paid                                  $           -         $         -          $         -
==============================================================================================================


See accompanying notes to consolidated financial statements.

CIROND NETWORKS, INC.

(A Development Stage Enterprise)
Notes to Consolidated Financial Statements

(Expressed in United States dollars)

Nine months ended September 30, 2003
(Unaudited)

================================================================================

1.   OPERATIONS:

     Cirond Networks, Inc. (the "Company") is incorporated under the laws of the State of Nevada. The Company's principle business activities include the development and marketing of solutions for wireless networking designed to enhance the usability, performance, and security of 802.11b and 802.11a
     (WiFi) Wireless Local Area Networks (WLAN). The Company is primarily targeting enterprises and institutional customers requiring the use of wireless networks. To September 30, 2003, the Company has not generated substantial revenues and is continuing to develop its business model. Accordingly, the Company is in the development stage for financial reporting purposes.

2.   SIGNIFICANT ACCOUNTING POLICIES

     a)  Going concern

         These financial statements have been prepared on the going concern basis, which assumes the realization of assets and liquidation of liabilities and commitments in the normal course of business for the foreseeable future. As shown in the consolidated financial statements, the Company has incurred a loss of $1,118,785 for the period from inception (March 7, 2001) to September 30, 2003, and has a working capital deficiency of $882,102 at September 30, 2003. These factors raise substantial doubt as to the Company's ability to continue as a going concern.

         The application of the going concern concept is dependent upon the Company's ability to receive continued financial support from its creditors, stockholder and external investors and attaining profitable operations through the sale of its software. These consolidated financial statements do not give effect to any adjustment should the Company be unable to continue as a going concern and, therefore, be required to realize its assets and discharge its liabilities in other than the normal course of business and at amounts differing from those reflected in the consolidated financial statements. Management plans to rely on its stockholder to obtain equity and debt financing from external investors and to actively market its wireless technology applications.

         Management believes the plan described above will be sufficient to meet the Company's liabilities and commitments as they become payable over the next twelve months. There can be no assurance that management's plan will be successful. Failure to obtain the support of additional external investors to finance the development and marketing of the Company's wireless technology applications will cause the Company to curtail operations and impair the Company's ability to continue as a going concern.

CIROND NETWORKS, INC.

(A Development Stage Enterprise)
Notes to Consolidated Financial Statements

(Expressed in United States dollars)

Nine months ended September 30, 2003
(Unaudited)

================================================================================

2.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     b)  Basis of consolidation

         These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and include the accounts of the Company and its wholly-owned subsidiary Cirond Networks (Canada) Inc. All material intercompany balances and transactions have been eliminated.

     c)  Revenue recognition

         In accordance with the provisions of the American Institute of Certified Public Accountant's Statement of Position 97-2 "Software Revenue Recognition", revenue from one-time software license sales is generally recognized once delivery has occurred, the fee is fixed and determined and collection of the fee is probable, provided there are no significant vendor obligations remaining.

     d)  Use of estimates

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

3.   RELATED PARTY TRANSACTIONS:

     a) During the nine months ended September 30, 2003, the Company incurred consulting fees from a company controlled by the president totaling $90,000 (2002 - $90,000). At September 30, 2003, $70,000 (December 31,
         2002 - $20,000) of these consulting fees were included in accounts payable and accrued liabilities.

         The amounts were not subject to a written agreement but were incurred in the normal course of operations and are recorded at the exchange amount, which is the amount established and agreed to by the related parties.

CIROND NETWORKS, INC.

(A Development Stage Enterprise)
Notes to Consolidated Financial Statements

(Expressed in United States dollars)

Nine months ended September 30, 2003
(Unaudited)

================================================================================


3.   RELATED PARTY TRANSACTIONS (CONTINUED):

     b) During the nine months ended September 30, 2003, the Company received advances from related parties of $495,000 (refer to note 6). The related parties are shareholders of the Company's stockholder and associates of shareholders of the Company's stockholder. The advances are unsecured, do not bear interest and are not subject to a formal written agreement. On November 24, 2003, the Company issued promissory notes to the related parties for the advances. The promissory notes are unsecured, bear interest at 3% per annum commencing November 24, 2004 and are due November 24, 2006.

4.   DUE TO STOCKHOLDER:

     Due to stockholder is unsecured, non-interest bearing and has no fixed terms of repayment.

5.   COMMITMENTS:

     On May 1, 2003, the Company entered an operating lease for office premises that requires the following annual minimum lease payments:

     ===========================================================================
     2003                                                       $         13,581
     2004                                                       $         19,617
     2005                                                       $         21,630
     2006                                                       $          5,533
     ===========================================================================


6.   SUBSEQUENT EVENTS:

     a) Subsequent to September 30, 2003, the Company received additional advances from related parties of $155,000 with terms as disclosed in note 3(b).

     b) Effective November 25, 2003, pursuant to an amended stock exchange agreement, Cirond Corporation (formerly eXmailit.com) ("Cirond") acquired all of the issued and outstanding capital stock of the Company in exchange for 17,000,000 common shares of Cirond's common stock. In addition, pursuant to the terms of the agreement, Cirond issued 1,300,000 common shares in exchange for $650,000 of advances from related parties of the Company, $495,000 of which had been advanced as at September 30, 2003.

         As a result of the share exchange, the Company's former stockholder acquired control of Cirond. Accordingly, for accounting purposes, the acquisition of the Company has been accounted for using the purchase method as a recapitalization of the Company with the net tangible assets of Cirond.

CIROND NETWORKS, INC.

(A Development Stage Enterprise)
Notes to Consolidated Financial Statements

(Expressed in United States dollars)

Nine months ended September 30, 2003
(Unaudited)

================================================================================


6.   SUBSEQUENT EVENTS (CONTINUED):

     c) In conjunction with the above share exchange, Cirond advanced bridge financing of $375,000 to the Company. The bridge financing is secured by a promissory note, which bears annual interest at 10% and is due on demand.